                                                                 Exhibit 10.46.2

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 2

                  AMENDMENT NO. 2 dated as of February 27, 2004, between BOWATER INCORPORATED, a Delaware corporation (the "Company"), each of the Subsidiaries of the Company from time to time designated as "Subsidiary Borrowers" pursuant to the Credit Agreement (each, a "Subsidiary Borrower" and, together with the Company, the "Borrowers") and the LENDERS party hereto.

                  The Borrowers, certain lenders and JPMorgan Chase Bank, as Administrative Agent, are parties to a Credit Agreement dated as of May 22, 2002 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans and extensions of credit to be made by said Lenders to the Borrowers in an aggregate principal or face amount not exceeding $800,000,000 at any one time outstanding.

                  The Borrowers wish to amend the Credit Agreement in certain respects. Accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

                  2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof) shall be deemed to be references to the Credit Agreement as amended hereby.

                  2.02. Consolidated Net Worth. Section 7.04 is hereby amended in its entirety to read as follows:

                  "SECTION 7.04 Consolidated Net Worth. The Company will not permit Consolidated Net Worth to be less than the following respective amounts during the following respective periods:

                           (i) during the period from December 31, 2003 through
                  and including April 1, 2005, the sum of (a) $1,525,000,000 plus (b) 50% of the consolidated net income of the Company and its Consolidated Subsidiaries for each fiscal quarter of the Company from and including the first fiscal quarter in 2004 to and

                                 Amendment No. 2

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                                       -2-

                  including the fiscal quarter ending on (or most recently ended prior to) such time; and

                           (ii) at all times after April 1, 2005, the sum of (a)
                  $1,620,000,000 plus (b) 50% of the consolidated net income of the Company and its Consolidated Subsidiaries for each fiscal quarter of the Company from and including the first fiscal quarter in 2002 to and including the fiscal quarter ending on (or most recently ended prior to) such time;

         provided that, if there is a consolidated net loss for any such fiscal quarter, consolidated net income for such fiscal quarter shall, for the purposes of clauses (i)(b) and (ii)(b) of this Section, be deemed to be zero."

                  2.03. Total Debt to Total Capital Ratio. Section 7.05 is hereby amended in its entirety to read as follows:

                  "SECTION 7.05. Total Debt to Total Capital Ratio. The Company will not permit the ratio of (a) Total Debt to (b) Total Capital to exceed the following respective ratios at any time during the following respective periods:

          Period                  Ratio
---------------------------     ----------
From the date hereof
through December 31, 2003       0.60 to 1

From January 1, 2004
through April 1, 2005           0.61 to 1

From April 2, 2005
and at all times thereafter     0.60 to 1"

                  Section 3. Representations and Warranties. The Borrowers represent and warrant to the Lenders that the representations and warranties set forth in Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in said Article IV to "this Agreement" included reference to this Amendment No. 2.

                  Section 4. Conditions Precedent. The amendments set forth in
Section 2 hereof shall become effective, as of the date hereof, upon (i) the execution and delivery of counterparts of this Amendment No. 2 by the Borrowers and the Required Lenders and (ii) the receipt by the Administrative Agent, for the account of each Lender that has executed and delivered this Amendment No. 2 not later than 3:00 p.m. New York City time on February 27, 2004, an

                                 Amendment No. 2

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                                       -3-

amendment fee in an amount equal to 5 bps of the aggregate amount of such Lender's Revolving Credit Exposure and outstanding Term Loans.

                  Section 5. Miscellaneous. Except as provided herein, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

                                 Amendment No. 2
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                                       -4-

                  IN WITNESS WHEREOF, this Amendment No. 2 has been duly executed as of the date first written above.

                                     BOWATER INCORPORATED

                                     By /s/ William G. Harvey
                                        ----------------------------------------
                                        Name: William G. Harvey
                                        Title: Vice President and Treasurer

                                     JPMORGAN CHASE BANK

                                     By /s/ Peter S. Predun
                                        ----------------------------------------
                                        Name: Peter S. Predun
                                        Title: vice President

                                     SUNTRUST BANK

                                     By /s/ Kelly Gunter
                                        ----------------------------------------
                                        Name: Kelly Gunter
                                        Title: Vice President

                                     WACHOVIA BANK, N.A.

                                     By /s/ Shawn Janto
                                        ----------------------------------------
                                        Name: Shawn Janto
                                        Title: Vice President

                                     By ________________________________________
                                        Name:
                                        Title:

                                 Amendment No. 2

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                                      -5-

                                     BANK OF AMERICA, N.A.

                                     By /s/ Kevin F. Sullivan
                                        ----------------------------------------
                                        Name: KEVIN F. SULLIVAN
                                        Title: MANAGING DIRECTOR

                                     BANK OF MONTREAL

                                     By /s/ Bruno Jarry
                                        ----------------------------------------
                                        Name: Bruno Jarry
                                        Title: Director

                                     By ________________________________________
                                        Name:
                                        Title:

                                     THE BANK OF NEW YORK

                                     By /s/ David C. Siegel
                                        ----------------------------------------
                                        Name: David C. Siegel
                                        Title: Vice President

                                     THE BANK OF NOVA SCOTIA

                                     By /s/ William E. Zarrett
                                        ----------------------------------------
                                        Name: William E. Zarrett
                                        Title: Managing Director

                                 Amendment No. 2

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                                       -6-

                                     UBS AG. STAMFORD BRANCH

                                     By /s/ Wilfred V. Saint
                                        ---------------------------------
                                        Name: Wilfred V. Saint
                                        Title: Associate Director
                                               Banking Products
                                               Services, US

                                     By /s/ Barbara Ezell-McMichael
                                        ---------------------------------
                                        Name: Barbara Ezell-McMichael
                                        Title: Associate Director
                                               Banking Products Services US

                                     CIBC INC.

                                     By /s/ Geraldine Kerr
                                        ----------------------------------------
                                        Name: Geraldine Kerr
                                        Title: Executive Director
                                               CIBC World Markets Corp. As Agent

                                     TORONTO DOMINION (TEXAS), INC.

                                     By /s/ Jill Hall
                                        ----------------------------------------
                                        Name: Jill Hall
                                        Title: Vice President

                                     NATIONAL BANK OF CANADA

                                     By /s/ Jeffrey Forgach
                                        ----------------------------------------
                                        Name: Jeffrey Forgach
                                        Title: Assistant Vice President
                                               Cross Border Financing Group

                                     By /s/ Vincent Lima
                                        ----------------------------------------
                                        Name: Vincent Lima
                                        Title: Vice President
                                               Cross Border Finance Group

                                 Amendment No. 2

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                                       -7-

                                     BRANCH BANKING AND TRUST
                                     COMPANY OF SOUTH CAROLINA

                                     By /s/  Troy R. Weaver
                                        ---------------------------------
                                        Name: Troy R. Weaver
                                        Title: Vice President

                                     ING CAPITAL LLC

                                     By ________________________________________
                                        Name:
                                        Title:

                                     REGIONS BANK

                                     By /s/ David L Weller
                                        ----------------------------------------
                                        Name: David L Weller
                                        Title: Vice President

                                     PB CAPITAL CORPORATION

                                     By /s/ Steven Alexander  /s/ Lisa Moraglia
                                        ----------------------------------------
                                        Name: Steven Alexander    Lisa Moraglia
                                        Title: Vice President       Assistant
                                                                  Vice President

                                     ARES LEVERAGED INVESTMENT
                                     FUND II, L.P.

                                     By: ARES Management II, L.P.
                                     Its: General Partner

                                     By /s/ Seth J. Brufsky
                                        ----------------------------------------
                                        Name: Seth J. Brufsky
                                        Title: Vice President

                                 Amendment No. 2